Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Mark A. Buthman
Mark A. Buthman

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ William F. Feehery
William F. Feehery

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Thomas W. Hofmann
Thomas W. Hofmann

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ L. Robert Johnson
L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Paula A. Johnson
Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Myla Lai-Goldman, M.D.
Myla Lai-Goldman, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Douglas A. Michels
Douglas A. Michels

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ John H. Weiland
John H. Weiland

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Anthony Welters
Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and all amendments, exhibits and supplements thereto.

Date: February 18, 2014

/s/ Patrick J. Zenner
Patrick J. Zenner